                          SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.  )

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[_] Preliminary Proxy Statement       [_] Confidential, for Use of the
                                          Commission Only (as permitted by
                                          Rule 14a-6(e)(2))

[_] Definitive Proxy Statement

[X] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                              MapInfo Corporation
               ------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

               ------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement
                       if other than the Registratrant)


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                                    NOTICE
                                    ------

                              MAPINFO CORPORATION
                                ONE GLOBAL VIEW
                             TROY, NEW YORK 12180

                        ANNUAL MEETING OF STOCKHOLDERS
                    HAS BEEN ADJOURNED ON PROPOSAL #3 ONLY

                       NEW MEETING DATE: MARCH 20, 1997

Dear Stockholder,

  We have previously sent you material relating to the Annual Meeting of Stockholders of MAPINFO CORPORATION scheduled to be held on February 13, 1997. The meeting had to be adjourned until MARCH 20, 1997 in order to allow sufficient time to obtain the required votes on the proposal to Amend the Company's 1993 Director Stock Option Plan. The Director Stock Option Plan was approved in 1993 with 20,000 shares reserved. Options to purchases 15,836 shares have been granted under the Plan to date, leaving 4,164 shares available for future grants to non-employee directors. This proposal will authorize 30,000 additional shares for issuance under this Plan and will increase the annual option grant from 3,000 to 5,000 shares to each non-employee director.

  Your vote is urgently needed to avoid the continued expense of additional solicitations on this proposal. Please sign, date and mail the enclosed proxy card today using the enclosed postage paid envelope provided.

We appreciate your cooperation in this matter.

                                             By Order of the Board of Directors,

                                             John F. Haller,
                                             Secretary

                             PLEASE ACT PROMPTLY!